SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):        May 3, 2001


                              Johnson Outdoors Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         0-16255                     39-1536083
---------------                  ---------------             ------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                  1326 Willow Road, Sturtevant, Wisconsin 53177
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 884-1500
                          -----------------------------
                         (Registrant's telephone number)

Item 4.        Changes in Registrant's Certifying Accountant.
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               (a)  Previous Independent Accountants.
                    --------------------------------

                    (i) On May 3, 2001, Johnson Outdoors Inc., a Wisconsin corporation (the "Registrant"), notified KPMG LLP that its appointment as principal accountants will be terminated effective upon completion of KPMG LLP's limited review of the Registrant's results for the second quarter of the fiscal year ending September 28, 2001. Prior to this dismissal, KPMG LLP was engaged by the Registrant as the principal accountants to audit the Registrant's financial statements. The Registrant's Audit Committee approved the decision to change independent accountants.

                    (ii) The reports of KPMG LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                    (iii) In connection with KPMG LLP's audits for the two most recent fiscal years and through May 3, 2001, the Registrant has had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference thereto in their report on the financial statements for such years.

                    (iv) The Registrant has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 9, 2001, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

               (b)  New Independent Accountants.
                    ---------------------------

                    (i) As of May 3, 2001, the Registrant has engaged Andersen as its new independent accountants, to act as the principal accountants in auditing the Registrant's financial statements. During the two most recent fiscal years and through May 3, 2001, the Registrant has not consulted with Andersen regarding any of the matters identified in Item 304(a)(2)(i) or (ii) of Regulation S-K.


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
Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
------       ------------------------------------------------------------------

             (1)   Not applicable.

             (2)   Not applicable.

             (3)   Exhibits.  The following exhibit is being filed herewith:
                   --------

                   (16.1)   Letter dated May 9, 2001 from KPMG LLP.



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

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JOHNSON OUTDOORS INC.



Dated:   May 9, 2001                    By: /s/ Helen P. Johnson-Leipold
                                           ------------------------------------
                                           Helen P. Johnson-Leipold,
                                           Chief Executive Officer


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
                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number        Description
------        -----------

(16.1)        Letter dated May 9, 2001 from KPMG LLP.



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